SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 15, 1998.

                                OMI Trust 1998-A
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        Pennsylvania                333-31441               23-2952445
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)       Identification No.)

        c/o PNC Bank, National Association
        Corporate Trust Department
        Attention:  Judy Wisniewskie
        1700 Market Street
        Philadelphia, Pennsylvania                             19103
--------------------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI Trust 1998-A

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1998-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on July 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on July 15, 1998.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1998-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


July 23, 1998
                                                 /s/ Douglas R. Muir
                                                 --------------------
                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on July 15, 1998.......................... 5-10

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 1 of 7
REPORTING MONTH:                 Jun-98


                       Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------------
Beginning                                                                             Ending           Scheduled
Principal          Scheduled          Prepaid       Liquidated       Contracts       Principal           Gross       Servicing
Balance            Principal         Principal       Principal      Repurchased       Balance           Interest         Fee
-----------------------------------------------------------------------------------------------------------------------------------
189,679,324.75    (265,537.98)    (1,208,176.36)   (155,613.47)          0.00      188,049,996.94     1,725,912.61    158,066.10
===================================================================================================================================



  Scheduled                                 Amount
  Pass Thru   Liquidation    Reserve     Available for     Limited      Total
  Interest      Proceeds     Fund Draw   Distribution     Guarantee  Distribution
----------------------------------------------------------------------------------
1,567,846.51   107,854.12        0.00    3,307,481.07         0.00   3,307,481.07
==================================================================================


                                                      Certificate Account
------------------------------------------------------------------------------------------------------------------------
        Beginning                    Deposits                                            Investment           Ending
         Balance           Principal           Interest      Distributions                Interest            Balance
------------------------------------------------------------------------------------------------------------------------
      1,166,362.50       1,609,594.59       1,654,536.49     (3,340,703.28)               3,559.24          1,093,349.54
========================================================================================================================


                  P&I Advances at Distribution Date
---------------------------------------------------------------------

 Beginning             Recovered         Current            Ending
  Balance              Advances         Advances           Balance
---------------------------------------------------------------------
675,351.77            660,342.21      1,151,278.63       1,166,288.19
=====================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 2 of 7
REPORTING MONTH:                 Jun-98



Class B Crossover Test                                                             Test Met?
-------------------------------------------------------------                   ---------------

(a) Remittance date on or after September 2002                                        N

(b) Average 60 day Delinquency rate <=        5%                                      Y

(c) Average 30 day Delinquency rate <=        7%                                      Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Sep 2002- Feb 2004            7%                                      N
                Mar 2004-Feb 2005             8%                                      N
                Mar 2005 and thereafter       9%                                      N



(e) Current realized loss ratio <=            2.75%                                   Y

(f)  Does  Subordinated  Certificate  percentage equal or exceed 32.813% of Pool
     Scheduled Principal Balance

                Beginning M balance                                  15,337,000.00
                Beginning B-1 balance                                14,843,000.00
                Beginning B-2 balance                                 6,926,846.00
                                                               -------------------
                                                                     37,106,846.00
                                                               -------------------
                Divided by beginning pool
                balance                                             189,679,324.75
                                                                            19.563%  N


Average 60 day delinquency ratio:

                            Over 60s           Pool Balance            %
                       ---------------------------------------------------

Current Mo               4,080,900.89          188,049,996.94        2.17%
1st Preceding Mo         3,124,366.31          189,679,324.75        1.65%
2nd Preceding Mo         1,271,223.19          191,272,917.47        0.66%
                                                        Divided by      3
                                                                 --------
                                                                     1.49%
                                                                 ========

Average 30 day delinquency ratio:


                            Over 30s           Pool Balance            %
                       ---------------------------------------------------

Current Mo               9,531,398.43          188,049,996.94       5.07%
1st Preceding Mo         7,565,490.52          189,679,324.75       3.99%
2nd Preceding Mo         4,897,055.87          191,272,917.47       2.56%
                                                        Divided by     3
                                                                 --------
                                                                    3.87%
                                                                 ========

Cumulative loss ratio:

                        Cumulative losses                  93,965.24
                                                      --------------
Divided by Initial Certificate Principal              197,901,846.00 0.047%
                                                                     ======



Current realized loss ratio:
                                 Liquidation              Pool
                                    Losses               Balance
                                 -----------------------------------

Current Mo                         47,759.35          188,049,996.94
1st Preceding Mo                   35,441.73          189,679,324.75
2nd Preceding Mo                   10,764.16          191,272,917.47
                                                                     0.198%
                                                                     ======

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 3 of 7
REPORTING MONTH:                 Jun-98


                                                           Delinquency Analysis

                                              31 to 59 days       60 to 89 days      90 days and Over        Total Delinq.
                 No. of      Principal             Principal           Principal            Principal             Principal
                 Loans        Balance       #       Balance      #      Balance       #      Balance       #       Balance
              ---------------------------------------------------------------------------------------------------------------
Excluding Repos   4,970    186,094,614.75  147   5,175,921.68    44  1,476,500.34    27     959,191.64    218    7,611,613.66

        Repos        62      1,955,382.19    8     274,575.86    17    473,248.56    36   1,171,960.35     61    1,919,784.77
               --------------------------------------------------------------------------------------------------------------

        Total     5,032    188,049,996.94  155   5,450,497.54    61  1,949,748.90    63   2,131,151.99    279    9,531,398.43
               ==============================================================================================================
                                                                                                          5.5%          5.07%
                                                                                                         ====================


                                                 Repossession Analysis
                      Active Repos                  Reversal       Current Month
                       Outstanding                (Redemption)        Repos                 Cumulative Repos
                              Principal           Principal                Principal               Principal
                   #           Balance       #     Balance      #           Balance      #          Balance
                 --------------------------------------------------------------------------------------------
Excluding Repos   62        1,955,382.19     0       0.00      36         1,166,320.51   76       2,316,930.44


OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 4 of 7
REPORTING MONTH:                 Jun-98


REPOSSESSION LIQUIDATION REPORT

                               Liquidated                                                                     Net
   Account        Customer      Principal       Sales          Insur.        Total        Repossession     Liquidation  Unrecov.
   Number           Name         Balance      Proceeds         Refunds      Proceeds        Expenses        Proceeds    Advances
----------------------------------------------------------------------------------------------------------------------------------
144975-0      Fortenberry, K    13,084.23     3,500.00        312.28       3,812.28        1,210.00        2,602.28      1,392.84
139370-1      Ramey, S          16,989.43    17,400.00        196.12      17,596.12        4,910.00       12,686.12      1,149.26
139600-1      Vann, T           15,622.99    20,400.00          0.00      20,400.00        4,910.00       15,490.00      1,409.98
140056-3      Franklin, J       28,898.56    27,900.00        667.35      28,567.35        4,910.00       23,657.35      1,842.12
140233-8      Latham, K         33,478.57    30,000.00      2,565.44      32,565.44        4,910.00       27,655.44      2,134.07
140598-4      Smith, B          27,947.54    25,000.00      2,198.30      27,198.30        4,910.00       22,288.30      1,594.45
144336-5      Williams, L       19,592.15    18,400.00        945.88      19,345.88        4,910.00       14,435.88      1,438.53
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                                                                               0.00                            0.00
                               ---------------------------------------------------------------------------------------------------
                               155,613.47   142,600.00      6,885.37     149,485.37       30,670.00      118,815.37     10,961.25
                               ===================================================================================================

                                                 Net          Current
   Account        Customer    FHA Insurance    Pass Thru     Period Net     Cumulative
   Number           Name        Coverage        Proceeds     Gain/(Loss)    Gain/(Loss)
---------------------------------------------------------------------------------------
144975-0      Fortenberry, K         0.00       1,209.44    (11,874.79)
139370-1      Ramey, S               0.00      11,536.86     (5,452.57)
139600-1      Vann, T                0.00      14,080.02     (1,542.97)
140056-3      Franklin, J            0.00      21,815.23     (7,083.33)
140233-8      Latham, K              0.00      25,521.37     (7,957.20)
140598-4      Smith, B               0.00      20,693.85     (7,253.69)
144336-5      Williams, L            0.00      12,997.35     (6,594.80)
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                                     0.00           0.00          0.00
                             -----------------------------------------
                                     0.00     107,854.12    (47,759.35)    (93,965.24)
                             =========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 5 of 7
REPORTING MONTH:                 Jun-98

ACCELERATED PRINCIPAL DISTRIBUTION CALCULATION:

             The  Accelerated  Principal  Distribution is equal to the lesser of
(C) or the positive difference, if any, between (A) and (B)

  (A) TARGET OVERCOLLATERALIZATION AMOUNT                                              989,509.23
                                                                                   --------------
  (B) CURRENT OVERCOLLATERALIZATION AMOUNT

      The positive difference, if any, between

         Scheduled Principal Balance                                               189,679,324.75

         Certificate Principal Balance of all outstanding Classes of Certificates  188,689,815.52
                                                                                   --------------
                                                                                       989,509.23
                                                                                   --------------
  (C) CURRENT CLASS X STRIP AMOUNT                                                     536,396.14
                                                                                   --------------
      ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                              0.00
                                                                                   --------------

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 6 of 7
REPORTING MONTH:                 Jun-98



CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                    Original         Beginning       Beginning      Current          Current          Ending
          Cert.                    Certificate      Certificate      Carryover     Principal        Principal       Carryover
          Class                     Balances         Balances        Principal        Due              Paid         Principal
-------------------------------------------------------------------------------------------------------------------------------
A-1                              35,000,000.00    25,787,969.52         0.00     1,629,327.81     1,629,327.81            0.00
A-1 Outstanding Writedown                 0.00             0.00                          0.00

A-2                              13,950,000.00    13,950,000.00         0.00             0.00             0.00            0.00
A-2 Outstanding Writedown                 0.00             0.00                          0.00

A-3                              25,200,000.00    25,200,000.00         0.00             0.00             0.00            0.00
A-3 Outstanding Writedown                 0.00             0.00                          0.00

A-4                              33,450,000.00    33,450,000.00         0.00             0.00             0.00            0.00
A-4 Outstanding Writedown                 0.00             0.00                          0.00

A-5                              53,195,000.00    53,195,000.00         0.00             0.00             0.00            0.00
A-5 Outstanding Writedown                 0.00             0.00                          0.00

M                                15,337,000.00    15,337,000.00         0.00             0.00             0.00            0.00
M Outstanding Writedown                   0.00             0.00                          0.00

B-1                              14,843,000.00    14,843,000.00         0.00             0.00             0.00            0.00
B-1 Outstanding Writedown                 0.00             0.00                          0.00

B-2                               6,926,846.00     6,926,846.00         0.00             0.00             0.00            0.00
B-2 Outstanding Writedown                 0.00             0.00                          0.00

Excess Asset Principal Balance            0.00       989,509.21         0.00             0.00             0.00            0.00
                                -----------------------------------------------------------------------------------------------
                                197,901,846.00   189,679,324.73         0.00     1,629,327.81     1,629,327.81            0.00
                                ===============================================================================================

                                Accelerated                         Ending                    Principal Paid
          Cert.                  Principal       Writedown        Certificate      Pool         Per $1,000
          Class                 Distribution      Amounts          Balances       Factor       Denomination
------------------------------------------------------------------------------------------------------------
A-1                                    0.00            0.00     24,158,641.71     69.02469%       46.55
A-1 Outstanding Writedown                              0.00              0.00      0.00            0.00

A-2                                    0.00            0.00     13,950,000.00    100.00000%        0.00
A-2 Outstanding Writedown                              0.00              0.00      0.00            0.00

A-3                                    0.00            0.00     25,200,000.00    100.00000%        0.00
A-3 Outstanding Writedown                              0.00              0.00      0.00            0.00

A-4                                    0.00            0.00     33,450,000.00    100.00000%        0.00
A-4 Outstanding Writedown                              0.00              0.00      0.00            0.00

A-5                                    0.00            0.00     53,195,000.00    100.00000%        0.00
A-5 Outstanding Writedown                              0.00              0.00      0.00            0.00

M                                      0.00            0.00     15,337,000.00    100.00000%        0.00
M Outstanding Writedown                                0.00              0.00      0.00            0.00

B-1                                    0.00            0.00     14,843,000.00    100.00000%        0.00
B-1 Outstanding Writedown                              0.00              0.00      0.00            0.00

B-2                                    0.00            0.00      6,926,846.00    100.00000%        0.00
B-2 Outstanding Writedown                              0.00              0.00      0.00            0.00

Excess Asset Principal Balance         0.00            0.00        989,509.21
                                ---------------------------------------------
                                       0.00            0.00    188,049,996.92
                                =============================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A              REPORT DATE:  July 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT #        5
REMITTANCE REPORT                                    Page 7 of 7
REPORTING MONTH:                 Jun-98

CERTIFICATE INTEREST ANALYSIS


                                                                                                                    Interest Paid
      Certificate          Remittance        Beginning       Current         Total        Interest          Ending    Per $1,000
         Class                Rate            Balance        Accrual          Paid        Shortfall        Balance   Denomination
                           ------------------------------------------------------------------------------------------------------
A-1                        6.20000%            0.00      133,237.84      133,237.84         0.00            0.00        5.17
A-1  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
A-1  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

A-2                        6.10000%            0.00       70,912.50       70,912.50         0.00            0.00        5.08
A-2  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
A-2  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

A-3                        6.05000%            0.00      127,050.00      127,050.00         0.00            0.00        5.04
A-3  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
A-3  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

A-4                        6.20000%            0.00      172,825.00      172,825.00         0.00            0.00        5.17
A-4  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
A-4  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

A-5                        6.70000%            0.00      297,005.42      297,005.42         0.00            0.00        5.58
A-5  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
A-5  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

M                          6.82500%            0.00       87,229.19       87,229.19         0.00            0.00        5.69
M  Carryover Interest      0.00                0.00            0.00            0.00         0.00            0.00        0.00
M  Writedown Interest      0.00                0.00            0.00            0.00         0.00            0.00        0.00

B-1                        7.50000%            0.00       92,768.75       92,768.75         0.00            0.00        6.25
B-1  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
B-1  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

B-2                        8.73500%            0.00       50,421.67       50,421.67         0.00            0.00        7.28
B-2  Carryover Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00
B-2  Writedown Interest    0.00                0.00            0.00            0.00         0.00            0.00        0.00

X                                      1,035,715.10      536,396.14      488,636.79    47,759.35    1,083,474.45

R                                              0.00            0.00            0.00         0.00            0.00

Service Fee                                    0.00      158,066.10      158,066.10         0.00            0.00
                             -----------------------------------------------------------------------------------
                                       1,035,715.10    1,725,912.61    1,678,153.26    47,759.35    1,083,474.45
                             ===================================================================================


      Certificate          Cert.        TOTAL
         Class             Class    DISTRIBUTION
                          ---------------------------------
A-1                         A-1     1,762,565.65
A-1  Carryover Interest
A-1  Writedown Interest

A-2                         A-2        70,912.50
A-2  Carryover Interest
A-2  Writedown Interest

A-3                         A-3       127,050.00
A-3  Carryover Interest
A-3  Writedown Interest

A-4                         A-4       172,825.00
A-4  Carryover Interest
A-4  Writedown Interest

A-5                         A-5       297,005.42
A-5  Carryover Interest
A-5  Writedown Interest

M                            M         87,229.19
M  Carryover Interest
M  Writedown Interest

B-1                         B-1        92,768.75
B-1  Carryover Interest
B-1  Writedown Interest

B-2                         B-2        50,421.67
B-2  Carryover Interest                          CUMULATIVE X INTEREST SHORTFALL           1,083,474.45
B-2  Writedown Interest                          CUMULATIVE ACCELERATED PRINCIPAL DISTRIB   (989,509.21)
                                                                                           ------------
X                            X        488,636.79       CUMULATIVE LOSSES                      93,965.24
                                                                                           ------------
R                            R              0.00

Service Fee                           158,066.10
                                   -------------
                                    3,307,481.07
                                   =============